PREMIER NATURAL GAS MIDSTREAM COMPANY NOVEMBER 2022 DT Midstream

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and the impact of inflation on our business; competitive conditions in our industry; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy Company and/or its affiliates, Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy, and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the ongoing conflict between Russia and Ukraine, including resulting commodity price volatility and risk of cyber-based attacks; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the spin-off of DT Midstream from DTE Energy ("the Spin-Off") as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; our ability to achieve the benefits that we expect to achieve as an independent publicly traded company; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021 and our reports and registration statements filed from time to time with the SEC. The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report for the year ended December 31, 2021, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. DT Midstream 2

DTM provides a clear, disciplined and balanced investment thesis Integrated assets in world class dry gas basins serving key markets Haynesville / Appalachia dry gas focus Integrated asset footprint Well positioned for energy transition Predictable, robust contracted cash flows Strong cash flow Long-term take-or-pay contracts Durable and growing dividend DT Midstream Strong balance sheet with low leverage No significant near-term debt maturities Self-funded investment program Low and declining leverage Mature environmental, social and governance leadership Well-established ESG program Committed to net zero by 2050 C-Corp governance DT Midstream 3

Integrated platform in the leading dry gas formations serving growing domestic and LNG demand markets

Pipelines connect world-class basins to high-quality markets

- ~900 miles of FERC-regulated interstate pipelines that have interconnections with multiple interstate pipelines and LDCs
- Gas storage assets with 94 Bcf of capacity
- ~300 miles of intrastate lateral pipelines
- DTM assets currently provide ~2 Bcf/d of access to LNG export terminals

Gathering assets serve the most prolific dry-gas basins in North America

- Dry gas gathering assets serving growing gas production in the premier, low-cost production areas of the Marcellus / Utica and Haynesville
- Over 1,000 miles of pipe, 113 compressor units with 234,000 horsepower and 4.4 Bcf of dehydration and treating capacity

DTM Operating Regions



Michigan Gathering
Ontario, Canada
Michigan
Washington 10 Storage Complex
Vector Pipeline
Generation Pipeline
Indiana
NEXUS Gas Transmission Pipeline
Ohio
UTICA SHALE
Bluestone Gathering Lateral Pipeline
New York
Millennium Pipeline
Tioga Gathering System
Susquehanna Gathering System
New Jersey
Pennsylvania
MARCELLUS SHALE
Birdsboro Pipeline
Maryland
Appalachia Gathering System
Stonewall Gas Gathering Lateral Pipeline
West Virginia
Virginia
Kentucky
Arkansas
HAYNESVILLE SHALE
Blue Union Gathering System
Mississippi
Texas
LEAP Gathering Lateral Pipeline
Louisiana
LNG facilities
Operational
Under development

DT Midstream

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Growing and durable pure play natural gas business that is positioned for today and the future Well balanced business mix 55% 45% Q3 2022 Adjusted EBITDA1 Pipeline Gathering 6% Increase in pipeline segment contribution since 2020 Portfolio durability 100% natural gas focused ~90% of 2021 total contribution2 is from MVC/Demand charges and flowing gas3 Well contracted portfolio ~9 years overall weighted average contract tenor Award winning customer service4 Strong growth platforms Strategically positioned in the two lowest-cost dry gas basins Serving key LNG terminals Integrated platforms providing wellhead to market service Well positioned for energy transition Irreplaceable core energy infrastructure Advancing low carbon investments • Carbon capture and sequestration • Electric compression • Renewable natural gas connections • Hydrogen Net zero by 2050 1. Definition of adjusted EBITDA (non-GAAP) included in the appendix 2. Reflects non-GAAP financial metric based on total 2021 contribution of company assets including proportionate interest in joint ventures 3. Flowing gas represents proved developed producing reserves (PDPs) 4. Top-rated company out of 63 participants in the MASTIO 8th edition industry-wide Midstream Customer Value / Loyalty Benchmarking Study DT Midstream 5

Executing on our plan to be net zero by 2050 Currently executing – Carbon capture and sequestration – Electric compression – Methane monitoring and reduction technologies – Renewable natural gas connections Opportunities being evaluated – Hydrogen – Solar – Biosequestration Annual GHG emissions (million metric tons / year) ~30% 2030 unabated 2030 target Net zero 2050 target DT Midstream 6

Consistent track record of successful organic development Historical adjusted EBITDA1 growth (millions) ~18% CAGR $82 $810 - $825 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E Natural gas price down cycle Natural gas price down cycle Asset growth timeline Washington 10 expansion Millennium Pipeline in-service Vector phase 2 expansion Bluestone lateral and gathering system in-service Bluestone expansions Appalachia Gathering System (AGS) and Stonewall Gas Gathering System acquisition AGS expansions NEXUS Pipeline Birdsboro Pipeline Millennium valley lateral and eastern system upgrade Generation Pipeline acquisition Blue Union acquisition / expansion LEAP Pipeline in-service Vector Bluewater Energy Center Pipeline 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 7

Revenue is supported by a strong and diverse customer mix with contractual credit enhancements 2022E contribution1 by counterparty credit quality 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% Over 85% Investment grade and “Rising Stars”2 100% Investment grade & "rising stars" Non-investment grade with credit enhancements Non-investment grade, Not rated Total Solid and improving credit profile • Mix of demand pull and supply push customers across our assets • Utility and pipeline customers provide strong demand pull • Financial health of producers continues to improve • Producers have offtake agreements to strong and growing markets which provides them durable cash flows Strong commercial structures • Contractual credit enhancements applicable to non-investment grade counterparties • Durable acreage dedications in high-quality resource areas Actively managing credit position • Regular meetings with customers • Forecasting of customer cash flows and liquidity positions 1. Reflects non-GAAP financial metric based on total revenue contribution of DTM’s various assets, including DTM’s proportionate interest in joint ventures 2. Rising stars include Southwestern Energy and Antero Resources DT Midstream 8

The Haynesville and Appalachia resource areas served by our assets are highly economic New drill supply curve 2023 - 20251 (Bcf/d) Breakeven Price ($/MMBtu) Average 2023 - 2025 Henry Hub forward price2: $4.82/MMBtu $5.00 $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 Blue Union / LEAP AGS / Stonewall SGC / Bluestone Tioga Gathering Other Associated Gas 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 1. Includes regional basis differential 2. Settlement data as of 11/15/2022 Sources: ICE, Wood Mackenzie DT Midstream 9

Currently the most active dry gas basins, Appalachia and the Haynesville, are expected to supply half of US gas by 2035 US Lower 48 Supply Forecast, (Bcf/d) 120 110 100 90 80 70 60 50 40 30 20 10 2020 2025 2030 2035 % of 2035 Total Supply ~27% ~24% ~17% ~7% ~25% DTM basins ~50% of anticipated US supply Marcellus Utica Haynesville Permian Other US lower 48 current dry gas rig count1 Utica Marcellus 50 14 36 79 44 Appalachia Haynesville Other dry gas horizontal rigs ~75% of dry gas rigs located in DTM basins 1. Rig count data as of 11/16/2022 Sources: Wood Mackenzie. S&P Global Commodity Insights DT Midstream 10

DTM assets are supporting growing LNG export demand Arkansas Mississippi HAYNESVILLE SHALE Blue Union Gathering LEAP Lateral Texas Louisiana Golden Pass Sabine Pass Lake Charles Driftwood Cameron CP2 Calcasieu Pass Plaquemines Gulf Coast LNG corridor Cove Point LNG MARCELLUS SHALE Appalachia Gathering Stonewall Lateral West Virginia Maryland Cove Point Virginia LNG facilities Operational Under development DTM assets currently provide ~2 Bcf/d of access to LNG export terminals and are well-positioned to serve growing demand US LNG exports (Bcf/d) 24 20 16 12 8 4 0 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 +13 Bcf/d ~8 Bcf/d of Louisiana Gulf Coast area LNG export growth through 20301 Sabine Pass Cameron Calcasieu Pass Golden Pass Plaquemines Driftwood Cove Point Corpus Christi Freeport Elba Island LNG export terminals that can be served via DTM assets 1. Represents growth from annual average level in 2021 Source: Wood Mackenzie DT Midstream 11

First-of-its-kind carbon neutral "wellhead to water" service offering

Increasing LEAP capacity by 90% from 1.0 Bcf/d to 1.9 Bcf/d through three phases of expansion

- Multiple capital efficient, low-risk expansions will provide timely access to growing LNG demand
- Recently announced phase 3 Haynesville system expansion will provide 200 MMcf/d of incremental LEAP capacity
  - Project in-service in Q3 2024

Active commercial discussions underway for phase 4 expansion

- LEAP can be expanded up to ~3 Bcf/d with looping and compression

Haynesville / LA Gulf Coast



DTM pipeline assets
DTM treating plants
Blue Union expansion build
New electric compression
LNG facilities
Operational
Under development
+90%
increase in LEAP capacity
Contracted LEAP capacity (Bcf/d)
In-service
Current 1.0
Phase 1 expansion 0.3 Q4 2023
Phase 2 expansion 0.4 Q1 2024
Phase 3 expansion 0.2 Q3 2024
Total 1.9
Full expansion opportunity 3.0
Texas
Gillis Hub
Driftwood
Lake Charles LNG
Cameron LNG
Henry Hub
Golden Pass LNG
Sabine Pass LNG
CP2
Calcasieu Pass
Plaquemines

DT Midstream

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Advancing our energy transition platform with our initial carbon capture and sequestration project Louisiana CCS project area Texas Louisiana Gillis Hub Third party treating facility annual reported CO2 emissions (2020) 12,500-50,000 mtCO2e 50,000-100,000 mtCO2e 100,000-250,000 mtCO2e DTM pipeline assets Operating DTM treating plants DTM treating plant under construction New electric compression Capturing CO2 from DTM treating plants for permanent sequestration Leveraging our strong expertise and integrated asset platform to advance carbon capture and sequestration • Utilizing CO2 from DTM owned treating facilities • Constructing new compression, CO2 pipeline and capture equipment • Targeting proximal geological storage formation capable of permanently sequestering over 1 million metric tons per annum • Class VI well permit application filed with the EPA in early November • Will be working with agencies to complete further subsurface characterization in 1H 2023 • DTM has significant experience in storage development, operations and tax credit programs Sustainable investment with upside potential • Significantly reduces DTM’s emissions profile • Economics are fully supported by 45Q tax credit • Supports carbon neutral “wellhead to water” service offering • Potential for incremental third-party CO2 DT Midstream 13

Increased ownership in a premier natural gas asset serving key demand markets

Transaction overview

- Acquired additional 26.25% ownership interest in Millennium Pipeline, bringing DTM's total ownership to 52.5%
- ~$552 million purchase price represents a 10x multiple of 2023 Adjusted EBITDA[1]
- Immediately accretive - financing via cash on hand and existing revolving credit facility drawings

Asset details

- ~263 miles of pipeline with ~2 Bcf/d capacity (~1.2 Bcf/d east / ~0.8 Bcf/d west)
- DTM is a founding developer and owner since the pipeline in-service date in 2008
- Fully-contracted under long-term take-or-pay agreements with high credit quality customers
- Recently completed easterly expansion project and power plant lateral
- Robust market (Algonquin, Columbia, Empire, Tennessee Gas, EGTS) and supply (Bluestone, Stagecoach, Laser) connectivity



New York
Vermont
New Hampshire
Massachusetts
Connecticut
Rhode Island
New Jersey
Pennsylvania
EGTS
Tenn Gas
Columbia
Empire
Stagecoach
Laser
Algonquin
Millennium Pipeline
New England markets
New York City
Susquehanna Gathering System
Bluestone Gathering Lateral Pipeline
Tioga Gathering System
Birdsboro Pipeline
DTM assets

1. Definition of Adjusted EBITDA (non-GAAP) to net income included in the appendix

DT Midstream

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Significant growth projects across both platforms

Contracted growth investments

(new projects in bold)

	Project	In-service date(s)	Status
Pipeline	Stonewall expansion	Q2 2022	Completed
	Michigan Gathering to intrastate pipeline conversion	Q4 2022	On track
	Haynesville LEAP pipeline expansion – Phase 1	Q4 2023	On track
	Haynesville LEAP pipeline expansion – Phase 2	Q1 2024	On track
	Haynesville LEAP pipeline expansion – Phase 3	**Q3 2024**	On track
Gathering	Appalachia Gathering System expansion – Phase 1	Q3 2022	Completed
	Appalachia Gathering System expansion – Phase 2	Q4 2023	On track
	Haynesville Blue Union expansion	Q3 2022 – Q1 2024	On track



DT Midstream

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Delivering strong Adjusted EBITDA growth Increased 2022 guidance • Strong base business performance across both segments and regions • Includes uplift from Millennium Pipeline acquisition Raised 2023 early outlook • Full-year Millennium Pipeline acquisition uplift of ~$55 million • 2023 guidance will be provided on our year-end call and will include an update to the base business Adjusted EBITDA1 950 900 850 800 750 700 650 600 550 $710 - $750 $810 - $825 $770 - $810 $865 - $905 $810 - $850 2021 original guidance 2022 guidance 2023 early outlook Growth from 2021 original guidance ~12% ~21% 1. Definition of Adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 16

Strong balance sheet with no near-term debt maturities Maintaining flexible, well-capitalized balance sheet • Upsized $750 million committed revolver to $1 billion and extended maturity by another year to 2027 • $355 million of cash on hand2 • Current leverage ratio of 3.4x3; committed to long-term debt / Adjusted EBITDA ceiling of 4x • $3.1 billion in long-term debt2 with ~90% fixed rates • Strategic goal is to achieve corporate investment grade rating Debt maturity profile1 (billions) 8 years – weighted average debt maturity $0.4 $1.1 $1.0 $0.6 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Issuer ratings Capital instruments S&P Moody’s Fitch Senior secured BBB- Baa2 BBB- Senior unsecured BB+ Ba2 BB+ 1. Does not include revolving credit facility 2. Balance as of September 30, 2022 3. Net debt to trailing twelve months Adjusted EBITDA as of September 30, 2022 DT Midstream 17

Operating in an environmentally sensitive, safe, and socially responsible manner DT Midstream DT Midstream Corporate Sustainability Report | 2022 Achieving top-decile methane intensity performance Gathering segment methane intensity 2020 to 2021 Pipeline segment methane intensity 2020 to 2021 35% 25% Fostering a strong safety culture Employee total recordable incident rate 2020 to 2021 Employee lost time incident rate 2020 to 2021 21% 20% Empowering leaders and serving our communities 8% Women in leadership positions 2020 to 2021 ~2,200 volunteer hours logged in 2021 Link to full report: Corporate Sustainability Report 2022 DT Midstream 18

Committed to a leading environmental, social and governance program Environmental • Targeting net zero greenhouse gas emissions by 2050 and a 30% reduction by 2030 • Continuing to advance CCS opportunity in Louisiana • Advancing hydrogen development opportunities with strategic partnership • Joined Appalachian Energy Future in Q3 2022 Social • Established $4 million charitable fund for community investment • Implemented talent management program that seeks diverse and creative talent • Continue to strengthen safety standards and protocols based on industry best practices Governance • Strong C-Corp governance with separate Chairman and CEO • Independent and diverse board • Long-term incentive plans tied to total shareholder return • Board committee focused on ESG DT Midstream 19

Committed to strong governance practices

Best-in-class governance practices

- Structured as C-Corp with separate CEO and Executive Chairman
- Long-term incentive plans tied to total shareholder return targets
- Board committee focused on ESG initiatives
- Broad range of experience and diversity
- Financial and operating data reporting in accordance with industry standards

Board diversity


5
2

~71%
independent


4
3

~43%
gender or
ethnically diverse

DT Midstream Board Members



Robert Skaggs, Jr.
Executive Chairman



Wright Lassiter III
Lead Independent Director



David Slater
President and CEO



Elaine Pickle
Director



Peter Tumminello
Director



Dwayne Wilson
Director



Stephen Baker
Director

DT Midstream
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Clean assets, clean balance sheet, clean story DT Midstream Integrated assets in premier dry gas basins serving key markets Stable balance sheet with low leverage Predictable, robust contracted cash flows Mature environmental, social and governance leadership DT Midstream 21

Appendix DT Midstream

Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2022 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. DT Midstream 23

Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA (millions) 2008 Net income attributable to DT Midstream $ 38 Plus: Interest expense 7 Plus: Income tax expense 24 Plus: Depreciation and amortization 5 Plus: EBTDA from equity method investees1 31 Plus: Adjustments for non-routine items - Less: Interest income (1) Less: Earnings from equity method investees (22) Less: Depreciation and amortization attributable to noncontrolling interests - Adjusted EBITDA $ 82 1. Includes share of our equity method investees’ earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: 2008 Earnings from equity method investees $ 22 Plus: Depreciation and amortization from equity method investees 9 EBTDA from equity method investees $ 31 DT Midstream 24